Exhibit 32.2

Certification of Chief Financial Officer pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this annual report on Form 10-K of OPNET Technologies, Inc. (the “Company”), I, Mel F. Wesley, Chief Financial Officer (Acting) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 9, 2005	By:	/s/ MEL F. WESLEY
Mel F. Wesley
Chief Financial Officer (Acting)